UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

Prosperity Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 1, 2019, of the transactions contemplated by the Agreement and Plan of Reorganization, dated as of June 16, 2019 (the “Merger Agreement”), by and between LegacyTexas Financial Group, Inc., a Maryland corporation (“LegacyTexas”), and Prosperity Bancshares, Inc., a Texas corporation (“Prosperity”), including the merger of LegacyTexas with and into Prosperity (the “Merger”), with Prosperity as the surviving corporation in the Merger.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

On November 1, 2019, pursuant to the terms of the Merger Agreement, LegacyTexas merged with and into Prosperity, with Prosperity continuing as the surviving entity in the Merger. Immediately after the Merger, LegacyTexas’ wholly owned bank subsidiary, LegacyTexas Bank, merged with and into Prosperity’s wholly owned bank subsidiary, Prosperity Bank (the “Bank Merger”), with Prosperity Bank as the surviving entity in the Bank Merger.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of LegacyTexas (“Legacy Common Stock”) (subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive (i) 0.5280 (the “Exchange Ratio”) shares of common stock, par value $1.00 per share, of Prosperity (“Prosperity Common Stock”); and (ii) $6.28 in cash, without interest (“Per Share Cash Consideration”) (the consideration described in the foregoing clauses (i) and (ii), the “Merger Consideration”).

At the Effective Time, subject to the terms and conditions of the Merger Agreement, each option granted by LegacyTexas to purchase shares of Legacy Common Stock under the LegacyTexas equity compensation plans fully vested and was cancelled and converted into the right to receive the Merger Consideration with respect to a number of shares of Legacy Common Stock (rounded down to the nearest whole share) equal to the quotient of (x) the product of (A) the number of shares of Legacy Common Stock subject to such option multiplied by (B) the excess, if any, of (i) the sum of the Per Share Stock Consideration (as defined in the Merger Agreement) and the Per Share Cash Consideration over (ii) the exercise price per share of Legacy Common Stock under the option, divided by (y) the sum of the Per Share Stock Consideration and the Per Share Cash Consideration. At the Effective Time, subject to the terms and conditions of the Merger Agreement, each LegacyTexas restricted stock award and performance share award was converted into the right to receive the Merger Consideration (with any performance-based vesting conditions applicable to such awards immediately prior to the Effective Time deemed satisfied at target performance levels) with respect to the number of shares of Legacy Common Stock subject to such restricted stock award or performance share award.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.02.	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated herein by reference.

(c)

Appointment of Officers

In connection with the Merger Agreement, Prosperity Bank and LegacyTexas Bank entered into an employment agreement with Kevin J. Hanigan, the former President and Chief Executive Officer of LegacyTexas (the “Hanigan Employment Agreement”), pursuant to which he serves as Prosperity Bank’s President. At the Effective Time, Mr. Hanigan was also appointed to serve as Prosperity’s President and Chief Operating Officer.

Under the Hanigan Employment Agreement, Mr. Hanigan’s compensation consists of an annual base salary of $970,806, an annual bonus of up to 175% of base salary based on Prosperity’s financial performance, and an opportunity to participate in Prosperity’s stock-based incentive compensation programs. Pursuant to the Hanigan Employment Agreement, Mr. Hanigan is also receiving a grant by Prosperity of 20,000 shares of restricted stock to vest three years from the grant date and being paid a one-time cash signing bonus of $1,275,000. For a more detailed description of Prosperity’s stock-based incentive compensation programs, please see the Prosperity Annual Proxy Statement filed with the SEC on March 14, 2019 (the “Prosperity Annual Proxy Statement”), which description is incorporated by reference into this Current Report on Form 8-K.

The foregoing summary of the Hanigan Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Hanigan and any other persons pursuant to which he was selected to serve as Prosperity’s President and Chief Operating Officer, other than as set forth in the Merger Agreement. There are no family relationships between Mr. Hanigan and any previous or current officers or directors of Prosperity, Prosperity Bank, LegacyTexas or LegacyTexas Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

In connection with the Merger Agreement, Prosperity Bank and LegacyTexas Bank also entered into an employment agreement with J. Mays Davenport (the “Davenport Employment Agreement”), LegacyTexas’ former Executive Vice President and Chief Financial Officer, pursuant to which he serves as Prosperity Bank’s Senior Executive Vice President & Director of Corporate Strategy. At the Effective Time, Mr. Davenport was also appointed to serve as Prosperity’s Executive Vice President and Director of Corporate Strategy.

Under the Davenport Employment Agreement, Mr. Davenport’s compensation consists of an annual base salary of $415,000, an annual bonus of up to 100% of base salary based on Prosperity’s financial performance, and an opportunity to participate in Prosperity’s stock-based incentive compensation programs. Pursuant to the Davenport Employment Agreement, Mr. Davenport is also receiving a grant by Prosperity of 10,000 shares of restricted stock and being paid a one-time cash signing bonus of

$225,000. For a more detailed description of Prosperity’s stock-based incentive compensation programs, please see the Prosperity Annual Proxy Statement, which description is incorporated by reference into this Current Report on Form 8-K.

The foregoing summary of the Davenport Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such agreement, which was previously filed with the SEC and is incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K.

There are no arrangements or understandings between Mr. Davenport and any other persons pursuant to which he was selected to serve as Prosperity Bank’s Senior Executive Vice President & Director of Corporate Strategy effective upon the Effective Time, other than as set forth in the Merger Agreement. There are no family relationships between Mr. Davenport and any previous or current officers or directors of Prosperity, Prosperity Bank, LegacyTexas or LegacyTexas Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Other Appointments

David Zalman, who has served as Chairman and Chief Executive Officer of Prosperity and Senior Chairman and Chief Executive Officer of Prosperity Bank, now serves as Senior Chairman and Chief Executive Officer of Prosperity and will continue to serve as Senior Chairman and Chief Executive Officer of Prosperity Bank.

H.E. Timanus, Jr., who has served as Vice Chairman of Prosperity and Chairman and Chief Operating Officer of Prosperity Bank, now serves as Chairman of Prosperity and continues to serve as Chairman and Chief Operating Officer of Prosperity Bank.

Edward Z. Safady, who has served as President of Prosperity and Vice Chairman of Prosperity Bank, now serves as Vice Chairman of Prosperity and will continue to serve as Vice Chairman of Prosperity Bank.

For more information on the compensation of Prosperity’s directors and executives, please refer to the disclosure under the heading “Compensation Discussion and Analysis” in the Prosperity Annual Proxy Statement, which description is incorporated by reference into this Current Report on Form 8-K.

(d)

Appointment of Directors

At the Effective Time, the Board of Directors of Prosperity (the “Board”) increased the size of the Board from twelve to fourteen and appointed Mr. Hanigan to serve as a Class I director, filling an existing vacancy, George A. Fisk to serve as a Class II director and Bruce W. Hunt to serve as a Class III director, in each case to stand for election at the 2020 annual meeting of Prosperity’s shareholders or until their earlier resignation or removal. The Board also determined that Messrs. Hunt and Fisk are “independent” within the meaning of the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. At this time, the Board has not determined which, if any, of its committees to which Messrs. Hanigan, Hunt or Fisk will be named.

In addition, at the Effective Time the Board of Directors of Prosperity Bank (the “Bank Board”) increased the size of the Bank Board from thirteen to fifteen and appointed Messrs. Hanigan and Davenport to serve on the Bank Board, each to hold office until the election and qualification of their respective successors or until their earlier resignation or removal.

There are no family relationships between Messrs. Hanigan, Hunt or Fisk and any previous or current officers or directors of Prosperity, Prosperity Bank, LegacyTexas or LegacyTexas Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K for any of them.

The description of the Hanigan Employment Agreement in item 5.02(c) is hereby incorporated by reference in this item 5.02(d) and describes the only material plan, contract or arrangement to which Mr. Hanigan is a party.

As previously disclosed, Messrs. Hunt and Fisk each entered into a Director Support Agreement with Prosperity, LegacyTexas and LegacyTexas Bank in connection with Prosperity’s entry into the Merger Agreement. Pursuant to the Director Support Agreements, Messrs. Hunt and Fisk have agreed, among other things, and subject to certain exceptions, not to disclose or use confidential information of LegacyTexas or Prosperity, and from and after the Effective Time for a period of two years, not to solicit customers of LegacyTexas or Prosperity on behalf of a third party, not to solicit certain LegacyTexas or Prosperity employees and not to compete with Prosperity. There are no other material plans, contracts or arrangements to which Messrs. Hunt or Fisk is a party with respect to their appointments as directors of Prosperity.

The foregoing summary of the Director Support Agreements is not complete and is qualified in its entirety by reference to the complete text of such agreements, a form of which was previously filed with the SEC and is incorporated herein by reference as Exhibit 10.3 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On November 1, 2019, Prosperity issued a press release announcing the completion of the Merger, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

Prosperity intends to file the financial statements of LegacyTexas required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

Prosperity intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d)    Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization, dated as of June 16, 2019, by and between Prosperity Bancshares, Inc. and LegacyTexas Financial Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed June 17, 2019))*

10.1

Executive Employment Agreement, dated as of June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Kevin J. Hanigan (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed June 20, 2019)

10.2

Executive Employment Agreement, dated as of June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and J. Mays Davenport (incorporated herein by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed June 20, 2019)

10.3	Form of Director Support Agreement, dated as of June 16, 2019 (incorporated herein by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed June 20, 2019)

99.1	Press Release announcing the completion of the acquisition of LegacyTexas Financial Group, Inc. by Prosperity Bancshares, Inc., dated November 1, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules attached to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request.

Cautionary Notes on Forward-Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share, cash flows, future capital expenditures and dividends, future financial condition and changes therein, including changes in loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations and integrating the operations of LegacyTexas, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the transaction with LegacyTexas, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the possibility that the anticipated benefits of the transaction with LegacyTexas are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas did a majority of its business and Prosperity continues to have a significant presence, the possibility that the integration of LegacyTexas may be more expensive than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from previous business operations and opportunities, potential adverse reactions or changes to business or employee relationships, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the LegacyTexas transaction. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity and factors which could affect the forward-looking statements contained herein can be found in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three- and six-month periods ended June 30, 2019 and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2019
PROSPERITY BANCSHARES

	By:	/s/ Charlotte M. Rasche
	Name:	Charlotte M. Rasche
	Title:	Executive Vice President and General Counsel